Exhibits 77Q1:

Articles of Incorporation - Incorporated by reference to Exhibit (a) to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange
         Commission on November 3, 1999.

 By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange
         Commission on November 3, 1999.

Advisory Agreement between the Registrant and Alliance
         Capital Management L.P. - Incorporated by reference to Exhibit (d) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687), filed with the Securities and Exchange Commission on December 16, 1999.